U.S. Global Leaders Growth Fund
                                  Annual Report

                                  June 30, 1998

                         U.S. Global Leaders Growth Fund
                                                                  August 1, 1998

Dear Fellow Long-Term Investor:

It is gratifying to report continued favorable investment performance results for U. S. Global Leaders Growth Fund on both an absolute and relative basis:
                                  Six Months      Year    Since Inception
                                    Ending       Ending    (Annualized)
                                    6/30/98      6/30/98 9/29/95 - 6/30/98

U.S. Global Leaders Growth Fund     22.40%      37.20%       34.45%
U.S. Global Leaders (After-Tax)     22.40%      37.20%       34.29%
S&P 500 Index                       17.63%      30.13%       29.66%
Lipper Growth Index                 15.58%      28.28%       23.34%
Lipper International Index          15.80%       8.96%       14.36%

The financial media increasingly treats business and market developments as entertainment fodder. Events that galvanize traders and short-term momentum players (but which are of little or no consequence to long-term investors) predominate on TV and in the press. Snap judgments - particularly of the gloom and doom variety - "sell" more than thoughtful long-term analyses. An abundance of chatter about the possibility of a reversal of the non-inflationary economic growth that we are enjoying often overshadows the almost daily evidence as to the probability of its continuance. Fortunately, sweet music occasionally cuts through the static as with the Federal Reserve Chairman's recent testimony before Congress that "the current economic performance...is as impressive as any I have witnessed in my near half-century of daily observation of the American economy."

The Bank for International Settlements, the world's central banker, is an institution whose global perspective is well worth paying attention to. Its Annual Report released on June 8, l998 presented the following under-reported conclusion: "In spite of the traumatic events in Asia, the economic prospects for the rest of the world are still thought to look generally positive. The long-running expansion of the economies of the United States and the United Kingdom is projected to continue. European economic and monetary union is to be introduced on schedule with a broad membership, amid emerging signs of strengthening growth and confidence. Not only have serious contagion effects thus far been avoided elsewhere outside the Asian region, but some have argued that the worst may be over in Asia itself given that financial markets there have stabilized to some degree... At a more fundamental level, the events in Asia have even been interpreted positively by some as a confirmation of the dominance of the market-driven model of economic growth that has become increasingly fashionable since the 1970s." Obviously, not sound bite material but rather the type of substantive commentary that underpins our confidence.

To be comfortable with the general investment environment is not to render a blanket endorsement of all (or even most) stock price prospects. Indeed, at current valuation levels, absolute and relative investment returns are likely to more closely correlate with underlying earnings results. In our view, the number of companies that can maintain pricing flexibility and sustain superior earnings growth in a slower growing, non-inflationary, globally competitive market place is a shrinking universe. Accordingly, we expect a re-emergence of a two-tier market: the stock prices of earnings under-achievers should sink to risk discounts and the sustainable growers are likely to regain their traditional price premiums. It is thus reassuring to reaffirm our expectation that the portfolio companies on a dollar-weighted basis will grow their earnings at about 20 percent for the foreseeable future.

We are pleased to announce the activation of our Internet website: www.usgloballeaders.com. In addition to the latest Prospectus, background materials, and Investor Kit order form, you will find a Fact Sheet presenting investment performance results and many of the Fund's "vital statistics", including all portfolio holdings. This Fact Sheet will be updated monthly.

Also, it is satisfying to be able to note that total expenses have been reduced to the 1.39 percent annual rate from 1.48 percent. It is our expectation that the expense ratio will be further reduced with continued growth in Fund assets.

It is said that successful investing, like success itself, is a journey not a destination. We are gratified that you have chosen to invest with U.S. Global Leaders Growth Fund. We are committed to making it a safe and rewarding experience.

Cordially,

/s/


George M. Yeager

"Patience is the companion of wisdom."     St. Augustine

                        U. S. Global Leaders Growth Fund
                       Value of $10,000 vs. S&P 500 Index
Average Annual Total Return
Period Ended June 30, 1998
1 Year.....................37.20%
Since Inception (9/29/95)..34.45%

Qtr            Adj Fund             Adj S&P
9/29/95        10,000               10,000
12/31/95       10,673               10,599
3/31/96        11,313               11,170
6/30/96        12,083               11,663
9/30/96        13,004               12,029
12/31/96       13,143               13,035
3/31/97        13,638               13,381
6/30/97        16,469               15,712
9/30/97        17,773               16,891
12/31/97       18,461               17,382
3/31/98        21,766               19,805
6/30/98        22,595               20,447


Past performance is not predictive of future performance.

The S&P 500 is a broad market-weighted average of U. S. blue-chip companies. The index is unmanaged and returns include reinvested dividends.

                         U.S. Global Leaders Growth Fund

SCHEDULE OF INVESTMENTS at June 30, 1998
--------------------------------------------------------------------------------
   Shares   COMMON STOCKS: 98.8%                             Market Value
--------------------------------------------------------------------------------
            Beverages: 2.6%
   26,700   Coca-Cola Company.............................    $ 2,282,850
                                                              -----------


            Business and Information Services: 9.0%
   40,100   Automatic Data Processing, Inc................      2,922,288
   68,200   Gartner Group, Inc.*..........................      2,387,000
   49,050   Robert Half International, Inc.*..............      2,740,669
   ------                                                       ---------
                                                                8,049,957
                                                                ---------
            Computer Software: 3.0%
   24,800   Microsoft Corp.*..............................      2,687,700
                                                                ---------

            Consumer Services: 8.0%
  166,300   Cendant Corp.*................................      3,471,513
   97,200   ServiceMaster Company.........................      3,699,675
                                                                ---------
                                                                7,171,188
                                                                ---------
            Drug Delivery Systems: 3.4%
   70,900   ALZA Corp.*...................................      3,066,425
                                                                ---------

            Entertainment and Lodging: 6.5%
  144,800   Marriott International, Inc., Class A.........      4,687,900
   10,750   Walt Disney Company...........................      1,129,422
                                                                ---------
                                                                5,817,322
                                                                ---------
            Express Delivery Services: 3.8%
   54,200   FDX Corp.*....................................      3,401,050
                                                                ---------

            Financial Services: 3.9%
   50,200   State Street Corp.............................      3,488,900
                                                                ---------

            Foods: 1.6%
   14,300   Wm. Wrigley Jr. Company.......................      1,401,400
                                                                ---------

            Food Services: 8.9%
   55,900   McDonald's Corp...............................      3,857,100
   77,400   Starbucks Corp.*..............................      4,136,062
                                                                ---------
                                                                7,993,162
                                                                ---------
            Health Products: 5.4%
   58,400   Abbott Laboratories...........................      2,387,100
   33,200   Johnson & Johnson.............................      2,448,500
                                                                ---------
                                                                4,835,600
                                                                ---------

                         U.S. Global Leaders Growth Fund

SCHEDULE OF INVESTMENTS at June 30, 1998, Continued
--------------------------------------------------------------------------------
   Shares                                                    Market Value
--------------------------------------------------------------------------------
            Household Products: 4.0%
   22,900   Colgate-Palmolive Company.....................    $ 2,015,200
   17,000   Procter & Gamble Company......................      1,548,063
                                                                ---------
                                                                3,563,263
                                                                ---------
            Insurance: 2.9%
   17,837   American International Group, Inc.............      2,604,202
                                                                ---------

            Mass Merchandising: 4.5%
   66,850   Wal-Mart Stores, Inc..........................      4,061,137
                                                                ---------

            Oil Services: 3.7%
   48,200   Schlumberger Ltd..............................      3,292,662
                                                                ---------

            Pharmaceuticals: 8.8%
   21,700   Merck & Company, Inc..........................      2,902,375
   45,500   Pfizer, Inc...................................      4,945,281
                                                                ---------
                                                                7,847,656
                                                                ---------
            Specialty Retail: 16.8%
   63,800   Home Depot, Inc...............................      5,299,387
  177,950   Staples, Inc.*................................      5,149,428
   95,100   Tiffany & Company.............................      4,564,800
                                                                ---------
                                                               15,013,615
                                                               ----------
            Toiletries: 2.0%
   31,492   Gillette Company..............................      1,785,203
                                                               ---------

            Total Common Stocks (cost $63,313,252)........     88,363,292
                                                               ----------

Principal
Amount      REPURCHASE AGREEMENT: 1.4%
--------------------------------------------------------------------------------
$1,287,000  Star Bank Repurchase Agreement, 5.20%,
            dated 6/30/1998, due 7/1/1998, collateralized
            by $1,290,000 GNMA, 5.20%, due 5/20/2024,
            (proceeds $1,287,183) (cost $1,287,000).......      1,287,000
                                                                ---------

            Total Investment in Securities
              (cost $64,600,252+): 100.2%.................     89,650,292
            Liabilities in Excess of Other Assets: (0.2)%.       (233,892)
                                                                 --------
            Total Net Assets: 100.0% .....................    $89,416,400
                                                              ===========


*Non-income producing security.


                         U.S. Global Leaders Growth Fund


SCHEDULE OF INVESTMENTS at June 30, 1998, Continued
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
+ At June 30, 1998, the cost of securities for Federal tax purposes was the same as the basis for financial reporting. Unrealized appreciation and depreciation of securities were as follows:

            Gross unrealized appreciation.................    $26,313,799
            Gross unrealized depreciation.................     (1,263,759)
                                                               ----------
                  Net unrealized appreciation.............    $25,050,040

See accompanying Notes to Financial Statements.

                         U.S. Global Leaders Growth Fund


STATEMENT OF ASSETS AND LIABILITIES at June 30, 1998
--------------------------------------------------------------------------------

ASSETS
   Investments in securities, at value
      (cost $64,600,252) .................................    $89,650,292
   Receivables:
      Fund shares sold....................................        897,503
      Dividends and interest..............................         52,238
   Prepaid expenses.......................................          2,328
                                                                    -----
         Total assets ....................................     90,602,361
                                                               ----------

LIABILITIES
   Payables:
      Advisory fees.......................................         67,730
      Administration fee..................................         12,286
      Securities purchased................................        823,393
      Fund shares redeemed................................         69,264
      Other liabilities...................................        179,351
   Accrued expenses.......................................         33,937
                                                                   ------
         Total liabilities................................      1,185,961
                                                                ---------


NET ASSETS      ........................................     $89,416,400
                                                             ===========

Netasset value,  offering and redemption price per share  ($89,416,400/4,000,558 shares outstanding; unlimited number of shares
   authorized without par value)........................           $22.35
                                                                   ======

COMPONENTS OF NET ASSETS
   Paid-in capital .......................................    $64,890,622
   Accumulated net realized loss on investments...........       (524,262)
   Net unrealized appreciation on investments.............     25,050,040
                                                               ----------
      Net assets .........................................    $89,416,400
                                                              ===========

See accompanying Notes to Financial Statements.

                         U.S. Global Leaders Growth Fund

STATEMENT OF OPERATIONS
For the Year Ended June 30, 1998
--------------------------------------------------------------------------------

INVESTMENT INCOME
   Income
      Dividends...........................................      $ 374,938
      Interest............................................         34,649
                                                                   ------
         Total income.....................................        409,587
                                                                  -------
   Expenses
      Advisory fees ......................................        539,774
      Administration fee..................................         95,452
      Registration fees...................................         36,755
      Fund accounting fees................................         24,728
      Transfer agent fees.................................         20,929
      Custody fees........................................         17,102
      Audit fee...........................................         14,105
      Reports to shareholders.............................          9,647
      Trustee fees........................................          7,548
      Legal fees..........................................          4,224
      Miscellaneous.......................................          1,825
      Insurance...........................................          1,326
                                                                    -----
         Total expenses...................................        773,415
         Less: expenses waived and reimbursed.............         (6,910)
                                                                   ------
         Net expenses.....................................        766,505
                                                                  -------
            Net investment loss ..........................       (356,918)
                                                                 --------


REALIZED AND UNREALIZED GAIN (LOSS)
  ON INVESTMENTS
   Net realized loss from security transactions ..........       (408,137)
   Net change in unrealized appreciation on
     investments .........................................     18,776,260
                                                               ----------
         Net realized and unrealized gain
           on investments  ...............................     18,368,123
                                                               ----------

Net increase in net assets resulting from operations .....    $18,011,205
                                                              ===========

See accompanying Notes to Financial Statements.

                         U.S. Global Leaders Growth Fund

STATEMENT OF CHANGES IN NET ASSETS
-------------------------------------------------------------------------------
                                                Year            Year
                                                Ended           Ended
                                            June 30, 1998   June 30, 1997
--------------------------------------------------------------------------------

INCREASE IN NET ASSETS FROM:
OPERATIONS
Net investment loss......................     $ (356,918)     $ (58,693)
Net realized loss from security
  transactions ..........................       (408,137)       (15,039)
Net change in unrealized appreciation
  on investments.........................     18,776,260      5,281,680
                                              ----------      ---------
   Net increase in net assets resulting
     from operations ....................     18,011,205      5,207,948
                                              ----------      ---------

DISTRIBUTIONS TO SHAREHOLDERS
Net realized gain on investments.........        -0-           (104,225)
                                                  -            --------

CAPITAL SHARE TRANSACTIONS
Net increase in net assets derived from
  net change in outstanding shares (a)...     44,553,056     12,727,973
                                              ----------     ----------
   Total increase in net assets .........     62,564,261     17,831,696

NET ASSETS
Beginning of year........................     26,852,139      9,020,443
                                              ----------      ---------
End of year ............................     $89,416,400    $26,852,139
                                             ===========    ===========

(a) A summary of capital shares transactions is as follows:

                             Year                        Year
                             Ended                       Ended
                         June 30, 1998               June 30, 1997
--------------------------------------------------------------------------------
                      Shares       Value        Shares         Value
--------------------------------------------------------------------------------
Shares sold........  2,462,187   $46,809,937    965,711    $13,651,352
Shares issued in
  reinvestment of
   distributions...     -0-          -0-          8,208        103,752
Shares redeemed....   (109,778)   (2,256,881)   (72,466)    (1,027,131)
                      --------    ----------    -------     ----------
Net increase ......  2,352,409   $44,553,056    901,453    $12,727,973
                     =========   ===========    =======    ===========




See accompanying Notes to Financial Statements.

                         U.S. Global Leaders Growth Fund

FINANCIAL HIGHLIGHTS
For a capital share outstanding throughout each period
--------------------------------------------------------------------------------
                                        Year Ended June 30,Sept. 29, 1995*
                                     through
                                         1998        1997   June 30, 1996
--------------------------------------------------------------------------------

Net asset value, beginning
   of period .........................  $16.29      $12.08     $10.00
                                        ------      ------     ------
Income from investment operations:
   Net investment (loss) income ......   (0.07)      (0.04)      0.01
   Net realized and unrealized gain
      on investments .................    6.13        4.39       2.08
                                          ----        ----       ----
Total from investment operations......    6.06        4.35       2.09
                                          ----        ----       ----
Less distributions:
   From net investment income.........    0.00        0.00      (0.01)
   From net capital gains.............    0.00       (0.14)       0.00
                                          ----       -----        ----
Total distributions...................    0.00       (0.14)     (0.01)
                                          ----       -----      -----

Net asset value, end of period .......  $22.35      $16.29     $12.08
                                        ======      ======     ======
Total return .........................   37.20%      36.29%     20.83%
Ratios/supplemental data:
Net assets, end of period
   (millions).........................  $ 89.4      $ 26.9       $ 9.0
Ratio of expenses to average
   net assets:
   Before expense reimbursement ......    1.43%       1.87%      2.55%+
   After expense reimbursement........    1.42%       1.48%      1.48%+
Ratio of net investment loss to average net assets:
   Before expense reimbursement ......   (0.67)%     (0.79)%    (1.08)%+
   After expense reimbursement .......   (0.66)%     (0.39)%    (0.01)%+
Portfolio turnover rate ..............    4.02%      21.49%      4.91%

*Commencement of operations.

+Annualized.

See accompanying Notes to Financial Statements.

                         U.S. Global Leaders Growth Fund

NOTES TO FINANCIAL STATEMENTS at June 30, 1998
--------------------------------------------------------------------------------

NOTE 1 - ORGANIZATION

      The U.S. Global Leaders Growth Fund (the "Fund") is a non-diversified series of shares of beneficial interest of Professionally Managed Portfolios (the "Trust"), which is registered under the Investment Company Act of 1940 (the "1940 Act") as an open-end management investment company. The Fund began operations on September 29, 1995. The investment objective of the Fund is to seek growth of capital. The Fund seeks to achieve its objective by investing primarily in common stocks of United States companies that have substantial international activities.

NOTE 2 - SIGNIFICANT ACCOUNTING POLICIES

      The following is a summary of significant accounting policies consistently followed by the Fund. These policies are in conformity with generally accepted accounting principles.

      A. Security Valuation. Investments in securities traded on a national securities exchange, or included in the NASDAQ National Market System are valued at the last reported sale price at the close of regular trading on the last business day of the period; securities traded on an exchange or NASDAQ for which there have been no sales and other over-the-counter securities, are valued at the last reported bid price. Securities for which quotations are not readily available are valued at their respective fair values, as determined in good faith by the Board of Trustees. Short-term investments are stated at cost, which when combined with accrued interest, approximates market value.

       B. Federal Income Taxes. The Fund intends to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

       C. Security Transactions, Investment Income and Distributions. As is common in the industry, security transactions are accounted for on the trade date. The cost of securities owned on realized transactions is relieved on a first-in, first-out basis. Dividend income and distributions to shareholders are recorded on the ex-dividend date.

      D. Use of Estimates. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements. Actual results could differ from those estimates.

                         U.S. Global Leaders Growth Fund

NOTE 3 - COMMITMENTS AND OTHER RELATED
            PARTY TRANSACTIONS

      For the year ended June 30, 1998, Yeager, Wood & Marshall, Inc. (the "Adviser") provided the Fund with investment management services under an
Investment Advisory Agreement. The Adviser furnished all investment advice, office space, facilities, and most of the personnel needed by the Fund. As compensation for its services, the Adviser was entitled to a monthly fee at the annual rate of 1.00% based upon the average daily net assets of the Fund. For the year ended June 30, 1998, the Fund incurred $539,774 in advisory fees.
      The Fund is responsible for its own operating expenses. The Adviser agreed to reduce the limit the Fund's total expenses from 1.48% to 1.39% when the Fund exceeded $50 million during the fiscal year. Any such reductions made by the Adviser in its fees or payments or reimbursement of expenses which are the Fund's obligation are subject to reimbursement by the Fund within three years, provided the Fund is able to effect such reimbursement and remain in compliance with any applicable expense limitations then in effect. The expense reimbursement by the Adviser for the year ended June 30, 1998, totaled $6,910, and the cumulative unrecouped amount paid by the Adviser from the Fund's inception through June 30, 1998 totalled $109,694.
      Investment Company Administration Corporation (the "Administrator") acts as the Fund's Administrator under an Administration Agreement. The Administrator prepares various federal and state regulatory filings, reports and returns for the Fund; prepares reports and materials to be supplied to the trustees; monitors the activities of the Fund's custodian, transfer agent and accountants; coordinates the preparation and payment of Fund expenses and reviews the Fund's expense accruals. For its services, the Administrator receives a monthly fee at the following annual rate:

      Under $15 million        $30,000
      $15 to $50  million      0.20% of average  daily net assets
      $50 to $80 million       0.15% of average  daily net assets
      $80 to $100  million     0.10% of average  daily net assets
      Over $100 million        0.05% of average daily net assets

      For  the  year  ended  June  30,  1998,  the  Fund  incurred   $95,452  in
Administration fees.

       First Fund Distributors, Inc. (the "Distributor") acts as the Fund's principal underwriter in a continuous public offering of the Fund's shares. The Distributor is an affiliate of the Administrator.

      Certain officers and trustees of the Trust are also officers and/or directors of the Administrator and the Distributor.

                         U.S. Global Leaders Growth Fund

NOTE 4 - PURCHASES AND SALES OF SECURITIES

      The cost of purchases and the proceeds from sales of securities, other than short-term investments, for the year ended June 30, 1998, were $46,167,107 and $2,153,543, respectively.

REPORT OF INDEPENDENT AUDITORS
--------------------------------------------------------------------------------

To the Shareholders of
U.S. Global Leaders Growth Fund and the
Board of Trustees of Professionally Managed Portfolios

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of U.S. Global Leaders Growth Fund (the "Fund") (one of the portfolios constituting the series of Professionally Managed
Portfolios), as of June 30, 1998, and the related statement of operations for the year then ended, and the statements of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the two years in the period then ended and for the period from September 29, 1995 (commencement of operations) to June 30, 1996. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of June 30, 1998, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of U.S. Global Leaders Growth Fund as of June 30, 1998, the results of its operations for the year then ended, and the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the two years in the period then ended, and for the period from September 29, 1995 (commencement of operations) to June 30, 1996, in conformity with generally accepted accounting principles.

Los Angeles, California
July 31, 1998

                                     ADVISER

                      Yeager, Wood & Marshall, Incorporated
                                630 Fifth Avenue
                            New York, New York 10111
                                 (212) 765-5350


                                   DISTRIBUTOR

                          First Fund Distributors, Inc.
                      4455 East Camelback Road, Suite 261E
                             Phoenix, Arizona 85018


                                    CUSTODIAN

                                 Star Bank, N.A.
                                425 Walnut Street
                             Cincinnati, Ohio 45202


                                  TRANSFER AND
                                    DIVIDEND
                                DISBURSING AGENT

                          American Data Services, Inc.
                                  P.O. Box 5536
                         Hauppauge, New York 11788-0132


                                    AUDITORS

                                Ernst & Young LLP
                             515 South Flower Street
                          Los Angeles, California 90071


                                  LEGAL COUNSEL

                     Paul, Hastings, Janofsky & Walker, LLP
                        345 California Street, 29th Floor
                         San Francisco, California 94104


This report is intended for the shareholders of the Fund and may not be used as sales literature unless preceded or accompanied by a current prospectus.

Past performance results shown in this report should not be considered a representation of future performance. Share price and returns will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are dated and are subject to change.